UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 11, 2005
                                                ______________________________


                           Minden Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



      United States                   000-49882                   13-4203146
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



415 Main Street, Minden, Louisiana                               71058
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code   (318) 377-0523
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 7.01 Regulation FD Disclosure
          ------------------------

     On May 11, 2005, Minden Bancorp, Inc. (the "Company") issued a press release announcing the adoption of its third stock repurchase program. For additional information, reference is made to the Companys press release, dated May 11, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1            Press release dated May 11, 2005






















                                    2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MINDEN BANCORP, INC.



Date:  May 11, 2005           By:  /s/ A. David Evans
                                   ------------------------------
                                   A. David Evans
                                   President and Chief Executive Officer






























                                    3